Exhibit 10.4

EXECUTION VERSION

SECOND SUPPLEMENTAL PARTICIPATION AGREEMENT

among

U.S. BANK NATIONAL ASSOCIATION

Owner Trustee

DEUTSCHE BANK TRUST COMPANY AMERICAS

Indenture Trustee

COMCAST MO FINANCIAL SERVICES, INC.

Owner Participant

and

KANSAS GAS AND ELECTRIC COMPANY

Lessee

Dated as of June 30, 2005

TABLE OF CONTENTS

		PAGE
ARTICLE 1
DEFINITIONS

ARTICLE 2
REFINANCING OF THE 1992 SERIES BONDS

Section 2.01.	Issuance of 2005 Series Bonds	5
Section 2.02.	Delivery of Second Supplemental Indenture	5
Section 2.03.	Delivery of Lease Supplement	5
Section 2.04.	Other Amounts	5
Section 2.05.	Owner Trust And Financing Statements	6

ARTICLE 3
AMENDMENTS

Section 3.01.	New Schedule 1	6
Section 3.02.	New Schedule 10	6
Section 3.03.	Amendment To Section 17	6
Section 3.04.	Definitions	7

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF OWNER PARTICIPANT

Section 4.01.	Due Organization	10
Section 4.02.	Due Authorization; Enforceability; etc	10
Section 4.03.	No Violation	11
Section 4.04.	Owner Participant’s Liens; Performance Does Not Create Liens	12
Section 4.05.	Utility Status	12

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF OWNER TRUSTEE

Section 5.01.	Due Organization	13
Section 5.02.	Due Authorization; Enforceability; etc	13
Section 5.03.	No Violation	14
Section 5.04.	Defaults	15
Section 5.05.	Location	15
Section 5.06.	Litigation	15
Section 5.07.	Lessor’s Liens; Performance Does Not Create Liens	15
Section 5.08.	Securities Act	15

ii

ARTICLE 9
AGREEMENTS AND COVENANTS

Section 9.01.	Agreement Respecting Refinancing Documents	26
Section 9.02.	Prepayment	26
Section 9.03.	Successor Owner Trustee	26
Section 9.04.	Trust Agreement	27
Section 9.05.	Indemnity	27
Section 9.06.	Continuation Statements	27
Section 9.07.	Further Assurance	27
Section 9.08.	Tax Indemnity Agreement	27
ARTICLE 10
SURVIVAL OF REPRESENTATIONS AND WARRANTIES; BINDING EFFECT
Section 10.01.	Survival	28
Section 10.02.	Binding Effect	28

ARTICLE 11
NOTICES

ARTICLE 12
MISCELLANEOUS

Section 12.01.	Consent and Direction to Owner Trustee	28
Section 12.02.	Owner Trustee Request	28
Section 12.03.	Effect of Supplement	29
Section 12.04.	Execution	29
Section 12.05.	Governing Law	29
Section 12.06.	Amendments, Supplements, etc	29
Section 12.07.	Headings	29
Signatures

SCHEDULE 1	Assumptions
SCHEDULE 2	Litigation
SCHEDULE 3	Defaults
SCHEDULE 8B	Additional Filings and Recordings
SCHEDULE 10	Addresses for Notices

EXHIBIT A	Lease Supplement
EXHIBIT B	Second Supplemental Indenture
EXHIBIT C	Opinions

iii

SECOND SUPPLEMENTAL PARTICIPATION AGREEMENT

THIS SECOND SUPPLEMENTAL PARTICIPATION AGREEMENT is dated as of June 30, 2005, among U.S. BANK NATIONAL ASSOCIATION (as successor in interest to The Connecticut National Bank), a national banking association, not in its individual capacity except to the extent set forth herein but solely as owner trustee (“Owner Trustee”) under the Trust Agreement dated as of September 1, 1987, DEUTSCHE BANK TRUST COMPANY AMERICAS (as successor in interest to Bankers Trust Company), a New York banking corporation, in its individual capacity to the extent set forth herein and as indenture trustee (“Indenture Trustee”), COMCAST MO FINANCIAL SERVICES, INC. (formerly named US West Financial Services, Inc.), a Colorado corporation, as owner participant (“Owner Participant”), and KANSAS GAS AND ELECTRIC COMPANY, a Kansas corporation, as lessee (“KGE” or “Lessee”).

RECITALS:

A. Owner Trustee, Indenture Trustee (in its individual capacity to the extent set forth therein, and as indenture trustee), Owner Participant and Lessee have entered into that certain Participation Agreement dated as of September 1, 1987 (herein called the “Original Participation Agreement”).

B. Pursuant to the Original Participation Agreement, Owner Trustee purchased the Interest from Lessee and leased the Assets to Lessee under that certain Lease Agreement dated as of September 1, 1987 as subsequently amended by Amendment No. 1 dated as of October 1, 1987, Amendment No. 2 dated as of August 1, 1989, and Amendment No. 3 dated as of September 18, 1992 (as so amended, herein called the “Existing Lease”) made between Owner Trustee and Lessee.

C. Pursuant to the Original Participation Agreement, Owner Trustee borrowed a portion of the Purchase Price by issuing and delivering the Initial Series Bonds and to secure such Bonds and any other Bonds granted a security interest in the Indenture Estate pursuant to that certain Trust Indenture, Security Agreement and Mortgage, between Indenture Trustee, Owner Trustee and Lessee, dated as of September 1, 1987 (herein called the “Original Indenture”).

D. Pursuant to Section 17 of the Original Participation Agreement as amended by a Supplemental Participation Agreement dated as of September 18, 1992 (the Original Participation Agreement, as so amended, herein called the “Existing Participation Agreement”), on September 29, 1992, the parties thereto effected a refinancing (the “Initial Refunding”) of the then Outstanding Initial Series Bonds by means of the issuance of nonrecourse refunding Bonds (the “1992 Series Bonds”) pursuant to the Original Indenture as amended and supplemented by the First Supplemental Indenture dated as of September 29, 1992 (the Original Indenture as so amended and supplemented, herein called the “Existing Indenture”).

E. Pursuant to Section 17(a) of the Existing Participation Agreement, Lessee has requested Owner Trustee to effect a refinancing to, among other things, redeem in whole the 1992 Series Bonds Outstanding as of the date hereof by issuing the 2005 series Bonds (the “2005 Series Bonds”).

F. Owner Trustee, Owner Participant and Indenture Trustee, having been given (or having waived) the requisite prior written notice of the refunding as required by subsection 17(c) of the Existing Participation Agreement, agree to cooperate with Lessee to effect such refinancing on or shortly after the date hereof.

G. In connection with such refinancing, the parties to the Existing Participation Agreement desire to enter into this Second Supplemental Participation Agreement to, among other things, amend Section 17 of the Existing Participation Agreement in order to, inter alia, permit the aggregate principal amount of the 2005 Series Bonds to be in an amount which is greater than the original aggregate principal amount of the 1992 Series Bonds.

H. In connection with such refinancing, Lessee and Owner Trustee are entering into a purchase agreement (the “2005 Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement”) with a group of initial purchasers named therein (the “2005 Purchasers”), providing for the offering and sale of the 2005 Series Bonds and the filing of a registration statement (the “2005 Registration Statement”) with the Commission after such offering and sale with respect to such Bonds.

I. The 2005 Series Bonds will be issued in accordance with Section 2.15 of the Existing Indenture as amended and supplemented by a second supplemental indenture dated as of the date hereof (the “Second Supplemental Indenture”) (the Existing Indenture, as so amended and supplemented by the Second Supplemental Indenture, herein called the “Indenture”).

J. Following the issuance of the 2005 Series Bonds, Lessee will file with the Commission the 2005 Registration Statement pursuant to the Registration Rights Agreement.

K. Concurrently with such refinancing, Lessee and Owner Participant desire also to restructure certain terms of the transaction contemplated by the Existing Participation Agreement and the Existing Lease and, to that end, Owner Participant will cause Owner Trustee to enter into (i) with Lessee Amendment No. 4 to the Lease Agreement (the “Lease Supplement”) to amend the Existing

2

Lease (the Existing Lease, as so amended, herein called the “Lease”), (ii) with KGE Amendment No. 1 to the Ground Lease (the “Ground Lease Amendment”), and with KGE Amendment No. 1 to the Sublease (the “Sublease Amendment”).

Accordingly, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used herein, which are not otherwise defined herein, shall have the meanings set forth in Appendix A to the Existing Participation Agreement, as amended by this Second Supplemental Participation Agreement.

Unless the context otherwise requires, the following capitalized terms when used herein shall have the following meanings:

“Refinancing Documents” shall mean, collectively, the Second Supplemental Participation Agreement, the Lease Supplement, the Ground Lease Amendment, the Sublease Amendment, the Second Supplemental Indenture and the 2005 Series Bonds.

“Refinancing Expenses” shall mean the fees, expenses, disbursements and costs incurred in connection with refinancing the 1992 Series Bonds as contemplated by Section 17 of the Participation Agreement, including without limitation:

(i) all expenses and fees in connection with the preparation and printing of any preliminary offering circular and final offering circular relating to the 2005 Series Bonds and any amendments and supplements thereto and the mailing and delivering of copies thereof to the 2005 Purchasers and dealers;

(ii) the cost of printing and producing the 2005 Purchase Agreement and the Registration Rights Agreement relating to the 2005 Series Bonds, and any other documents in connection with the offering, sale and delivery of the 2005 Series Bonds (to the extent not included in the 2005 Purchasers’ fees);

(iii) all expenses and fees in connection with the preparation, printing and filing of the 2005 Registration Statement, any preliminary prospectus and final prospectus relating to the 2005 Series Bonds and amendments and supplements thereto and the mailing and delivering of copies thereof to the 2005 Purchasers and dealers;

3

(iv) all fees and expenses in connection with the qualification of the Indenture under the Trust Indenture Act;

(v) the cost of preparing the 2005 Series Bonds and the fees and expenses of rating agencies;

(vi) all 2005 Purchasers’ fees, commissions and expenses (including the reasonable fees and disbursements of the 2005 Purchasers’ counsel);

(vii) the reasonable fees and disbursements of counsel to Owner Trustee and Indenture Trustee;

(viii) the reasonable legal fees and disbursements of Owner Participant and reasonable out-of-pocket expenses of Banc of America Leasing;

(ix) Lessee’s legal and accounting fees and disbursements and its reasonable out-of-pocket cost and expenses; and

all other reasonable fees, expenses and disbursements incurred in connection with the preparation, execution and delivery of the Refinancing Documents, the 2005 Purchase Agreement, the Registration Rights Agreement, the redemption of the 1992 Series Bonds, and consummation of the transactions contemplated hereby or thereby, including the fees and expenses incurred in connection with the appraisal, title insurance, filing and recordation.

ARTICLE 2

REFINANCING OF THE 1992 SERIES BONDS

Subject to the terms and conditions hereof, the parties agree to consummate the transactions contemplated by this Second Supplemental Participation Agreement simultaneously with the closing of the issuance of 2005 Series Bonds pursuant to the 2005 Purchase Agreement relating to the 2005 Series Bonds at the offices of Davis Polk & Wardwell, New York, New York 10017, at 10:00 A.M., New York City time, on June 30, 2005 (the “Scheduled Refinancing Date”), or at such other place and on such other Business Day as Lessee shall advise the other parties hereto is the closing date under such 2005 Purchase Agreement (such Scheduled Refinancing Date or such other day herein referred to as the “Refinancing Date”). Subject to the terms and conditions hereof, on the Refinancing Date, (a) Lessee and Owner Trustee shall execute and deliver the

4

Lease Supplement, substantially in the form of Exhibit A hereto, (b) Owner Trustee shall issue the 2005 Series Bonds, and (c) Owner Trustee, Lessee and Indenture Trustee shall execute and deliver the Second Supplemental Indenture, substantially in the form of Exhibit B hereto.

Section 2.01. Issuance of 2005 Series Bonds. (a) Subject to the terms and conditions hereof, on the Refinancing Date Owner Trustee shall issue the 2005 Series Bonds, substantially in the form of Exhibit A to the Second Supplemental Indenture, in the principal amount of $320,000,000 against receipt of payment of the proceeds of the 2005 Series Bonds.

(b) Subject to the terms and conditions hereof, on or prior to the Refinancing Date, Lessee shall pay to Indenture Trustee on behalf of Owner Trustee the accrued and unpaid interest (if any) from the most recent Interest Payment Date on which Lessee has made a payment of Basic Rent.

(c) Owner Trustee shall (i) make a distribution in the amount of $68,375,180 (the “Additional Borrowing”) to Owner Participant from the proceeds of the offering of the 2005 Series Bonds and (ii) deposit, or cause to be deposited, with Indenture Trustee in immediately available funds $238,354,000 from the proceeds of the offering of the 2005 Series Bonds which amount referred to in this clause (ii), together with the amount received from Lessee pursuant to Subsection 2.01(b), Indenture Trustee shall apply to pay all the outstanding principal amount of, accrued and unpaid interest (if any) and premium on the 1992 Series Bonds and, except as otherwise provided in Section 2.04 hereof, all other amounts then due and owing pursuant to the Existing Indenture.

Section 2.02. Delivery of Second Supplemental Indenture. Subject to the terms and conditions hereof, on the Refinancing Date, Owner Trustee, Lessee and Indenture Trustee shall enter into the Second Supplemental Indenture, substantially in the form of Exhibit B to this Second Supplemental Participation Agreement.

Section 2.03. Delivery of Lease Supplement. Subject to the terms and conditions hereof, on the Refinancing Date, Owner Trustee and Lessee shall enter into the Lease Supplement, substantially in the form of Exhibit A to this Second Supplemental Participation Agreement.

Section 2.04. Other Amounts. Subject to the terms and conditions hereof, on or after the Refinancing Date, Lessee shall pay to Owner Trustee as Supplemental Rent on an After-Tax Basis (after taking into account any deduction of unamortized Transaction Expenses relating to the 1992 Series Bonds) upon receipt of statements therefor all Refinancing Expenses to the extent they exceed $12,093,311 and Owner Trustee shall pay upon receipt of statements therefor all Refinancing Expenses from such amounts received from Lessee and from $12,093,311 received from the net proceeds of the offering of the 2005 Series Bonds.

5

Section 2.05. Owner Trust And Financing Statements. The name of the trust created pursuant to Section 2.2 of the Trust Agreement shall be “La Cygne Unit 2 Assets Trust” and such name may (but need not) be used in any correspondence and filings made by Owner Trustee in connection with the trust created thereby. Owner Participant and Owner Trustee hereby agree that the foregoing provision of this Section 2.05 shall replace the sentence in, and shall be deemed an amendment to, Section 12.15 of the Trust Agreement as if it were set forth in a separate amendment thereto entered into by such parties pursuant to Section 11 of the Trust Agreement. In connection with the refinancing contemplated by this Second Supplemental Participation Agreement, the financing statements and recordings set forth on Schedule 8B hereto (other than those already filed for the record) shall be filed in the applicable jurisdictions on or as soon as reasonably practicable after the Refinancing Date.

ARTICLE 3

AMENDMENTS

Section 3.01. New Schedule 1. The Existing Participation Agreement is amended, effective as of the Refinancing Date, by deleting Schedule 1 (and Annexes A and B thereto) in its entirety, and substituting in lieu thereof Schedule 1 (and Annexes A through E thereto) attached to this Second Supplemental Participation Agreement.

Section 3.02. New Schedule 10. The Existing Participation Agreement is amended, effective as of the Refinancing Date, by deleting Schedule 10 in its entirety, and substituting in lieu thereof Schedule 10 attached to this Second Supplemental Participation Agreement.

Section 3.03. Amendment To Section 17. The first sentence of subsection 17(a) of the Existing Participation Agreement is amended, effective as of the Refinancing Date (but without affecting any Bonds outstanding on the date hereof), by deleting such first sentence and substituting in lieu thereof the following new first sentence:

So long as no Lease Default or Lease Event of Default shall have occurred and be continuing, and subject to full compliance with the terms and conditions of this Section 17 and of Section 2.15 of the Indenture, Lessee shall have the right to request Owner Trustee to, and upon any such request, Owner Trustee shall, take such steps as may be necessary to refund in whole or in part any series of Bonds then Outstanding (the “Refunded Bonds”) including the issuance and sale of one or more additional series of Bonds (the “Refunding Bonds”) in an aggregate

6

principal amount which shall be equal to the unpaid principal amount of the Refunded Bonds (or if all or any one or more series of the Outstanding Bonds are being redeemed or surrendered by Owner Trustee to Indenture Trustee for cancellation, equal to the original aggregate principal amount of such Bonds or series being so redeemed or so surrendered for cancellation), or such greater amount as Lessee and Owner Participant shall agree in their sole discretion, plus commissions, fees and expenses paid or incurred in connection with such issuance, the proceeds of such issuance and sale to be applied to the extent necessary to prepay the principal amount of such Outstanding Refunded Bonds; provided, however, that the Refunding Bonds shall have a maturity date not later than the maturity date of the Refunded Bonds, or such later date as Lessee and Owner Participant shall agree in their sole discretion, but in any event not later than the expiration of the Basic Term; provided, further, that, unless Owner Participant shall have, in its sole discretion, consented thereto, in no event shall Lessee exercise the right granted under this Section more than four times; and, provided, further, that Lessee shall pay to Owner Participant (i) a fee equal to 3/8% of the aggregate principal amount of the Refunding Bonds issued in connection with the third exercise of such right and (ii) a fee equal to 1/2% of the aggregate principal amount of the Refunded Bonds refunded in connection with the fourth exercise of such right.

Section 3.04. Definitions. (a) Appendix A to the Existing Participation Agreement is amended, effective as of the Refinancing Date, by deleting the following definitions and substituting in lieu thereof the following new definitions:

“Appraisal” shall mean, as applicable, (a) an appraisal, dated the Funding Date, of Burns and Roe, Inc. which shall take into account the rights and obligations of Owner Trustee under the Support Agreements and the Operating Agreement and state (i) that on the Funding Date, the Fair Market Sale Value of the Interest shall equal the Purchase Price, (ii) that the Useful Life is at least equal to 125% of the sum of the Interim Lease Term and the Basic Term, (iii) that the fair market value, as of the day 28 1/2 years after the Basic Lease Commencement Date, of the Interest shall be at least equal to 20% of the Purchase Price (computed without regard to inflation or deflation), (iv) that assuming Owner Trustee, and purchasers from and assignees of Owner Trustee, will have those rights which the Support Agreements purport to grant and convey to Owner Trustee, it will be commercially feasible for Owner Trustee, and purchasers from or assignees of Owner Trustee unrelated to Lessee, to use the Assets upon the expiration of the Lease Term, (v) that Unit 2 is a fully integrated and, when operated in conjunction with the Common Facilities and the Support Agreements, self-contained unit, and each Component of Unit 2 is interrelated to the other Components in terms of useful life, function, structure and design, (vi) that the term of the Support Agreements corresponds to the Useful Life (within the constraints of professional estimation), (vii) the fair market value, as of the

7

day 28 1/2 years after the Basic Lease Commencement Date, of the Interest (taking into account the effects of inflation or deflation), and (viii) the Fair Market Rental Value of the Ground Interest during the Lease Term; or (b) an appraisal, dated June 17, 2005, of Marshall & Stevens Incorporated which states (i) the fair market value of the Interest as of the date thereof, (ii) the fair market value of the Interest at the end of the Basic Term on a constant dollar (uninflated) basis determined as of the date thereof, (iii) the fair market value of the Interest at the end of the Basic Term on a real dollar (inflated) basis determined as of the date thereof, (iv) the remaining Useful Life of Unit 2 as of the date thereof, (v) that the remaining Useful Life of Unit 2 at the end of the Basic Term is at least 20% of the Useful Life of Unit 2 as of May 16, 1977, the date on which Unit 2 was first placed in service, (vi) that upon the expiration of the Lease Term or earlier termination of the Lease, there is a reasonable likelihood that it would be commercially feasible for a party other than the Lessee to own and operate Unit 2, and (vii) that, based on the estimate of the fair market value of the Interest at the end of the Basic Term, there is no economic compulsion for the Lessee to exercise the purchase option provided for in Section 6 of the Lease because as of the expiration date of the Basic Term, such purchase option price is expected to equal the fair market value of the Interest.

“Basic Rent Payment Date” shall mean and include (a) each March 29 and September 29, commencing September 29, 1988, throughout (and including the last day of) the Basic Term, (b) each March 29, June 29, September 29 and December 29, commencing December 29, 2029, throughout (and including the last day of) any Renewal Term, if elected, and (c) with respect to payments under the Ground Lease after the Lease Termination Date, each March 29, June 29, September 29 and December 29 through the Ground Lease Termination Date.

“Basic Term” shall mean the period commencing on the Basic Lease Commencement Date and ending on September 29, 2029, or such shorter period as may result from earlier termination as provided in the Lease.

“KCC Order” shall mean, as applicable, (a) the order or orders of the State Corporation Commission of the State of Kansas (i) approving or authorizing the transactions contemplated by the Operative Documents, and (ii) determining that neither Owner Trustee, nor Owner Participant, nor Indenture Trustee is an electric public utility subject to the jurisdiction, control or regulation as such of such Commission; or (b) the order of such Commission (i) disclaiming jurisdiction over the refinancing of the Bonds and the restructuring of the transactions contemplated by the Operative Documents unless and until Lessee assumes the Outstanding Bonds or purchases the Assets, and (ii) reiterating the determination made by such Commission previously that neither Owner Trustee, nor Owner Participant, nor Indenture Trustee is an electric public utility subject to the jurisdiction, control or regulation as such of such Commission.

8

“Supplemental Rent” shall mean any and all amounts, liabilities and obligations other than Basic Rent which Lessee assumes or agrees to pay to or on behalf of Lessor, Owner Trustee, Owner Participant, any Bondholder, Indenture Trustee or any Indemnitee under (i) any Operative Document or (ii) any registration rights agreement or any similar agreement entered into in connection with the issuance of any Bonds (in each case whether or not designated as Supplemental Rent), including, without limitation, Casualty Value and Fair Market Sale Value payments, or damages for breach of any covenants, representations, warranties, indemnities or agreements therein.

(b) Appendix A to the Existing Participation Agreement is further amended, effective as of the Refinancing Date, by deleting the following definitions in their entirety: “Refinancing Documents”, “Refinancing Expenses”, “Western Resources”, and “Western Resources Indenture”.

(c) Appendix A to the Existing Participation Agreement is further amended, effective as of the Refinancing Date, by adding thereto the following new definitions in the appropriate alphabetical order:

“1992 Series Bonds” shall have the meaning ascribed thereto in the Second Supplemental Participation Agreement.

“2005 Series Bonds” shall have the meaning ascribed thereto in the Second Supplemental Participation Agreement.

“Allocated Rent” shall have the meaning ascribed thereto in subsection 3.1(e) of the Lease.

“Amendment No. 4 to Lease Agreement” shall mean Amendment No. 4 to Lease Agreement dated as of June 30, 2005 between Owner Trustee and Lessee.

“Expected End-of-Basic-Term Asset Value” shall mean $342,630,000 which is the estimated fair market value of the Assets as of the date of expiration of the Basic Term as set forth in the Appraisal referred to in clause (b) of the definition thereof.

“Lease Period” shall mean the lease periods identified on Schedule 3 to the Lease.

“Lessee Loan Balance” shall have the meaning ascribed thereto in subsection 3.1(f) of the Lease.

“Lessor Loan Balance” shall have the meaning ascribed thereto in subsection 3.1(f) of the Lease.

9

“Second Supplemental Indenture” shall mean the Second Supplemental Indenture dated as of June 30, 2005, to the Trust Indenture, Security Agreement and Mortgage dated as of September 1, 1987, as supplemented by the First Supplemental Indenture dated as of September 29, 1992, among Owner Trustee, Lessee and Indenture Trustee.

“Second Supplemental Participation Agreement” shall mean the Second Supplemental Participation Agreement dated as of June 30, 2005, to the Participation Agreement dated as of September 1, 1987, as supplemented by the Supplemental Participation Agreement dated as of September 18, 1992, among Owner Trustee, Indenture Trustee, Owner Participant and Lessee.

“Section 467 Loan Balance” shall mean the Lessor Loan Balance and the Lessee Loan Balance.

“Westar Energy” shall mean Westar Energy, Inc. (formerly named Western Resources, Inc.), a Kansas corporation, and its successors and assigns.

“Westar Energy Indenture” shall mean that certain Mortgage and Deed of Trust, dated July 1, 1939, between Westar Energy and Harris Trust and Savings Bank, and any other indenture executed by Westar Energy after September 29, 1992 pursuant to which Westar Energy may from time to time issue mortgage bonds, as any of them have been heretofore or may be hereafter amended, modified or supplemented from time to time.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF OWNER PARTICIPANT

Owner Participant represents and warrants that:

Section 4.01. Due Organization. Owner Participant is a corporation duly organized and validly existing in good standing under the laws of the State of Colorado and has the corporate power and authority to enter into and perform its obligations under this Second Supplemental Participation Agreement and each other Refinancing Document and each Operative Document to which it is or will be a party.

Section 4.02. Due Authorization; Enforceability; etc. This Second Supplemental Participation Agreement and each other Refinancing Document and each Operative Document to which it is or will be a party have been or, when executed and delivered, will be, duly authorized, executed and delivered by Owner Participant and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto and the correctness on the date hereof of Lessee’s representations in subsections 9.1.5 and 9.1.13 of the

10

Existing Participation Agreement (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) and (iv) of said subsection 9.1.5 as such exceptions relate to Governmental Actions required by or with respect to Owner Participant or any Affiliate thereof) and in Section 7.05 hereof (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) and (iv) of said Section 7.05 as such exceptions relate to Governmental Actions required by or with respect to Owner Participant or any Affiliate thereof) and in Section 7.07 hereof (for purposes of this representation without assuming the correctness of any representation, action or fact by or relating to Owner Participant or any Affiliate thereof referred to therein), are or, upon execution and delivery thereof, will be legal, valid and binding obligations of Owner Participant, enforceable against Owner Participant in accordance with their respective terms; provided, however, that the enforceability thereof may be limited by bankruptcy, reorganization, insolvency or other laws of general application relating to or affecting the enforcement of creditor’s rights and may be limited by laws or decisions with respect to or affecting the enforceability of specific performance or other remedies provided therein. Any direction given by Owner Participant to Owner Trustee pursuant to the Trust Agreement will have been duly authorized.

Section 4.03. No Violation. The execution and delivery by Owner Participant of this Second Supplemental Participation Agreement and each other Refinancing Document and each Operative Document to which it is or will be a party are not and will not be, and the performance by Owner Participant of its obligations under each is not and will not be, inconsistent with its charter documents or by-laws, do not and will not contravene any Governmental Rule applicable to it (assuming the correctness on the date hereof of Lessee’s representations in subsections 9.1.5 and 9.1.13 of the Existing Participation Agreement (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) and (iv) of said subsection 9.1.5 as such exceptions relate to Governmental Actions required by or with respect to Owner Participant or any Affiliate thereof) and in Section 7.05 hereof (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) or (iv) of said Section 7.05 as such exceptions relate to Governmental Actions required by or with respect to Owner Participant or any Affiliate thereof) and in Section 7.07 hereof (for purposes of this representation without assuming the correctness of any representation, action or fact by or relating to Owner Participant or any Affiliate thereof referred to therein)), and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Owner Participant is a party or by which it or its property is bound, or require any Governmental Action (assuming the correctness of the date hereof of Lessee’s representations in subsections 9.1.5 and 9.1.13 of the Existing Participation Agreement (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) and (vi) of said subsection

11

9.1.5 as such exceptions relate to Governmental Actions required by or with respect to Owner Participant or any Affiliate thereof) and in Section 7.05 hereof (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) or (iv) of said Section 7.05 as such exceptions relate to Governmental Actions required by or with respect to Owner Participant or any Affiliate thereof) and in Section 7.07 hereof (for purposes of this representation without assuming the correctness of any representation, action or fact by or relating to Owner Participant or any Affiliate thereof referred to therein)) which in each case is material to the transactions contemplated hereby, provided that the foregoing representation by Owner Participant shall constitute no representation or warranty with respect to any Federal or state securities laws.

Section 4.04. Owner Participant’s Liens; Performance Does Not Create Liens. Neither the execution and delivery by Owner Participant of this Second Supplemental Participation Agreement or any other Operative Document or Refinancing Document to which it is or will be a party, nor the performance by it of its obligations hereunder or thereunder will subject the Trust Estate or the Indenture Estate, or any portion thereof, to any Lien under any indenture, mortgage, contract or other instrument to which Owner Participant is a party or by which it is bound, other than the Indenture, and Owner Participant has not taken or knowingly omitted to take any action which would result in the creation of any Lien on any part of the Trust Estate or the Indenture Estate.

Section 4.05. Utility Status. Assuming the correctness of Lessee’s representations in paragraphs 9.1.5 and 9.1.13 of the Existing Participation Agreement (for purposes of this representation without taking into account the exceptions stated in clauses (i) and (iv) of said subsection 9.1.5 as such exceptions relate to Governmental Actions required by or with respect to Owner Participant or any Affiliate thereof) and in Section 7.07 hereof (for purposes of this representation without assuming the correctness of any representation, action or fact by or relating to Owner Participant or any Affiliate thereof referred to therein) and in Section 7.05 hereof (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) or (iv) of said Section 7.05 as such exceptions relate to Governmental Actions required by or with respect to Owner Participant or any Affiliate thereof), none of Owner Participant or its Affiliates is:

(i) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “subsidiary company” or “holding company” or “public utility” within the meaning of the Holding Company Act or subject to regulation under the Holding Company Act or subject to the jurisdiction, control or regulation of the Commission thereunder (other than the timely filing of Form U-7D, which has been done, and the timely filing of any subsequent amendment thereto);

12

(ii) a “public utility” within the meaning of the Federal Power Act or subject to regulation under the Federal Power Act or subject to the jurisdiction, control or regulation of the Federal Energy Regulatory Commission thereunder;

(iii) an “electric public utility” within the meaning of the laws of the State of Kansas; subject to regulation as such (as to rates or the issuance of securities) under any comparable law of the State of Kansas; or subject to the jurisdiction, control or regulation of the KCC as an “electric public utility”; or

(iv) subject to the jurisdiction, control or regulation by any other Governmental Authority under any other Governmental Rules relating to electric public utilities or the production, sale or transmission of electric energy.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF OWNER TRUSTEE

U.S. Bank National Association (“USB”), as Owner Trustee and in its individual capacity to the extent set forth herein, represents and warrants that:

Section 5.01. Due Organization. USB is a national banking association validly existing in good standing under the banking laws of the United States of America and has the corporate power and authority to enter into and perform its obligations (a) in its individual capacity under the Trust Agreement and, to the extent it is a party hereto or thereto in its individual capacity, this Second Supplemental Participation Agreement and the Existing Participation Agreement and (b) acting as Owner Trustee under the Trust Agreement, under this Second Supplemental Participation Agreement and each other Operative Document and Refinancing Document to which it is or will be a party as Owner Trustee. USB is not primarily engaged in the public utility business.

Section 5.02. Due Authorization; Enforceability; etc. This Second Supplemental Participation Agreement and each other Operative Document and Refinancing Document to which USB is or will be a party have been or will be (to the extent it is to be a party thereto in its individual capacity), or (to the extent it is to be a party thereto as Owner Trustee) upon due direction by Owner Participant or its successors or assigns pursuant to the Trust Agreement will be, duly authorized, executed and delivered by or on behalf of USB (in its individual capacity or in its capacity as Owner Trustee, as the case may be) and, assuming due authorization, execution and delivery by the other parties hereto and thereto, are or upon execution and delivery will be legal, valid and binding obligations of USB (in its individual capacity or in its capacity as Owner Trustee, as the case

13

may be) enforceable against it in accordance with their respective terms. Upon execution of the 2005 Series Bonds by USB, as Owner Trustee, authentication thereof by Indenture Trustee and delivery thereof against payment or the giving of consideration therefor in accordance with the Indenture and this Second Supplemental Participation Agreement, the 2005 Series Bonds will be legal, valid and binding obligations of USB, as Owner Trustee, enforceable against it in accordance with their respective terms; provided, however, that the enforceability thereof may be limited by bankruptcy, reorganization, insolvency or other laws of general application relating to or affecting the enforcement of creditor’s rights and may be limited by laws or decisions with respect to or affecting the enforceability of specific performance or other remedies provided therein.

Section 5.03. No Violation. The execution and delivery by (a) USB, in its individual capacity, of the Trust Agreement and, to the extent it is a party hereto or thereto in its individual capacity, this Second Supplemental Participation Agreement and the Existing Participation Agreement and (b) USB, in its capacity as Owner Trustee, of each Operative Document and each Refinancing Document to which Owner Trustee is or will be party, are not or will not be, and the performance by USB in its individual capacity or as Owner Trustee, as the case may be, of its obligations under each is not and will not be, inconsistent with the charter documents or by-laws of USB, do not and will not contravene any Connecticut or United States Governmental Rule (assuming the correctness of Lessee’s representations in subsections 9.1.5 and 9.1.13 of the Existing Participation Agreement (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) and (iv) of said subsection 9.1.5 as such exceptions relate to Governmental Actions required by or with respect to USB or any Affiliate thereof) and in Section 7.05 hereof (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) or (iv) of said Section 7.05 as such exceptions relate to Governmental Actions required by or with respect to USB or any Affiliate thereof) and in Section 7.07 hereof (for purposes of this representation without assuming the correctness of any representation, action or fact by or relating to USB or any Affiliate thereof referred to therein)) applicable to USB or the banking or trust powers of USB and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which USB is a party or by which it or its property is bound or require any Connecticut or Federal Governmental Action relating to its banking or trust powers (assuming the correctness of Lessee’s representations in subsections 9.1.5 and 9.1.13 of the Existing Participation Agreement (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) and (iv) of said subsection 9.1.5 as such exceptions relate to Governmental Actions required by or with respect to USB or any Affiliate thereof) and in Section 7.05 hereof (without, for purposes of this representation, taking into account the exceptions stated in clauses (i) or (iv) of said Section 7.05 as such exceptions relate to Governmental

14

Actions required by or with respect to USB or any Affiliate thereof) and in Section 7.07 hereof (for purposes of this representation without assuming the correctness of any representation, action or fact by or relating to USB or any Affiliate thereof referred to therein)).

Section 5.04. Defaults. To the best knowledge of USB, in its capacity as Owner Trustee, no Indenture Default or Indenture Event of Default has occurred and is continuing. USB in its capacity as Owner Trustee is not in violation in any respect of any term of this Second Supplemental Participation Agreement or any other Operative Document or Refinancing Document to which it is a party.

Section 5.05. Location. The “Location” of USB for Uniform Commercial Code purposes is the State of Ohio.

Section 5.06. Litigation. There is no action, suit, investigation or proceeding pending or, to the knowledge of USB, threatened against USB (in its individual capacity or as Owner Trustee) before any court, arbitrator or administrative or governmental body governing its banking or trust powers which, individually or in the aggregate, if decided adversely to the interests of USB (in either such capacity), would have a materially adverse effect upon the ability of USB (in either such capacity) to perform its obligations under this Second Supplemental Participation Agreement or any other Operative Document or Refinancing Document to which it is or will be a party (in either such capacity).

Section 5.07. Lessor’s Liens; Performance Does Not Create Liens. Neither the execution and delivery by USB in its capacity as Owner Trustee of this Second Supplemental Participation Agreement or any other Operative Document or Refinancing Document to which it is or will be a party nor the performance by it of its obligations hereunder or thereunder will subject the Trust Estate or the Indenture Estate, or any portion thereof, to any Lien under any indenture, mortgage, contract or other instrument to which USB, in its capacity as Owner Trustee, is a party or by which it is bound, other than the Indenture.

Section 5.08. Securities Act. Other than the offering and sale of the Initial Series Bonds, the 1992 Series Bonds and the 2005 Series Bonds, neither USB (in its individual capacity or as Owner Trustee) nor anyone authorized by USB (in its capacity as Owner Trustee) has directly or indirectly offered or sold any interest in the Trust Estate or the Indenture Estate or in any similar security relating to the Interest, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person, and neither USB (in its individual capacity or as Owner Trustee) nor anyone authorized to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate or the Indenture Estate (other than the Initial Series Bonds, the 1992 Series Bonds and the 2005 Series Bonds) to the provisions of Section 5 of the Securities Act.

15

ARTICLE 6

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF INDENTURE TRUSTEE

Indenture Trustee represents and warrants in its individual capacity that:

Section 6.01. Due Organization. Indenture Trustee is a banking corporation duly organized and validly existing in good standing under the laws of the State of New York and has the corporate power and authority and legal right to enter into and perform its obligations under this Second Supplemental Participation Agreement and each other Refinancing Document or Operative Document to which it is or will be a party.

Section 6.02. Due Authorization; Enforceability. This Second Supplemental Participation Agreement, each other Refinancing Document and each Operative Document to which Indenture Trustee is or will be a party have been, or when executed and delivered will be, duly authorized, executed and delivered by Indenture Trustee, in its individual capacity and as Indenture Trustee, and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto and the correctness of Lessee’s representations in subsections 9.1.5 and 9.1.13 of the Existing Participation Agreement, are or, upon execution and delivery thereof, will be legal, valid and binding obligations of Indenture Trustee, enforceable against it in accordance with their respective terms; provided, however, that the enforceability thereof may be limited by bankruptcy, reorganization, insolvency or other laws of general application relating to or affecting the enforcement of creditor’s rights and may be limited by laws or decisions with respect to or affecting the enforceability of specific performance or other remedies provided therein. The 2005 Series Bonds issued on the Refinancing Date will have been duly authenticated.

Section 6.03. No Violation. The execution and delivery by Indenture Trustee of this Second Supplemental Participation Agreement and each other Refinancing Document or each other Operative Document to which it is or will be a party are not, or will not be, and the performance by it of the obligations under each will not be, inconsistent with the charter or by-laws of Indenture Trustee, do not and will not contravene any Governmental Rule applicable to it (assuming the correctness of Lessee’s representations in subsections 9.1.5 and 9.1.13 of the Existing Participation Agreement (without, for purposes of this representation, taking into account the exceptions stated in clause (i) of said subsection 9.1.5 as such exceptions relate to Governmental Actions required by or with respect to Indenture Trustee or any Affiliate thereof) and in Section 7.05 hereof (without, for purposes of this representation, taking into account the exceptions stated in clause

16

(i) of said Section 7.05 as such exceptions relate to Governmental Actions required by or with respect to Indenture Trustee or any Affiliate thereof) and in Section 7.07 hereof (for purposes of this representation without assuming the correctness of any representation, action or fact by or relating to Indenture Trustee or any Affiliate thereof referred to therein)), or require any Governmental Action.

ARTICLE 7

REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF LESSEE

Lessee represents and warrants that:

Section 7.01. Due Incorporation, etc. Lessee is a corporation duly organized and validly existing in good standing under the laws of the State of Kansas and has the corporate power and authority to perform its obligations under this Second Supplemental Participation Agreement and each other Operative Document or Refinancing Document to which it is or will be a party. Lessee has not failed to qualify to do business in any jurisdiction where failure so to qualify would materially and adversely affect the financial condition of Lessee or affect its ability to perform any of its obligations under this Second Supplemental Participation Agreement or any other Operative Document or Refinancing Document to which it is or will be a party.

Section 7.02. Authorization. The execution, delivery and performance by Lessee of this Second Supplemental Participation Agreement and each other Operative Document or Refinancing Document to which it is or will be a party on or before the Refinancing Date have been duly authorized by all necessary corporate action on the part of Lessee and do not, and will not, require the consent or approval of any shareholder of Lessee or any trustee or holder of any indebtedness or other obligation of Lessee or any other Person which is a party to any other agreement with Lessee, except for (i) such approvals and consents which were obtained on or before the Funding Date (which approvals and consents are still in force and effect and have not been revoked) and (ii) the consent and approval of certain other parties to this Second Supplemental Participation Agreement to the extent required by Section 17 of the Existing Participation Agreement which consent shall be deemed given by each such party’s execution of this Second Supplemental Participation Agreement.

Section 7.03. Execution. This Second Supplemental Participation Agreement and each other Operative Document or Refinancing Document to which Lessee is or will be a party have been or when executed and delivered will be, duly executed and delivered by Lessee and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto are, or upon execution and delivery thereof will be, legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their

17

respective terms; provided, however, that the enforceability thereof may be limited by bankruptcy, reorganization, insolvency or other laws of general application relating to or affecting the enforcement of creditor’s rights and may be limited by laws or decisions with respect to or affecting the enforceability of specific performance or other remedies provided therein.

Section 7.04. No Violations. Provided that the Governmental Actions described in Section 7.05 hereof (other than those referred to in clause (i) thereof) and in subsection 9.1.5 of the Existing Participation Agreement are obtained as required thereby, the execution and delivery by Lessee of this Second Supplemental Participation Agreement and each other Operative Document or Refinancing Document to which it is or will be a party are not and will not be, and the performance by Lessee of its obligations under each thereof will not be, inconsistent with its charter documents or by-laws, do not and will not contravene any Governmental Rule or Governmental Action applicable to it which, in each case, is material to the transactions contemplated hereby, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which Lessee is a party or by which it or its property is bound, and has not resulted and will not result in the creation or imposition of any Lien (other than Permitted Interest Liens or Permitted Project Liens and other than the Lien of the Westar Energy Indenture and any other Lien affecting Westar Energy’s assets but only from and after the merger or consolidation of Lessee with or into Westar Energy or any Affiliate thereof or the transfer of assets from Lessee to Westar Energy or any Affiliate thereof) upon any property of Lessee; except as disclosed in any annual, quarterly or current reports filed by Lessee with the Commission prior to or on the date of the execution and delivery hereof, there is no such, and on the Refinancing Date will not be any such, provision which materially adversely affects or (so far as Lessee now can reasonably foresee) in the future is likely materially adversely to affect the properties, business or financial condition of Lessee; there is no such, and on the Refinancing Date will not be any such, provision which materially adversely affects or (so far as Lessee now can reasonably foresee) in the future is likely materially adversely to affect Lessee’s ability to perform its obligations under this Second Supplemental Participation Agreement or any other Operative Document or Refinancing Document to which it is or will be a party; and Lessee is not, and on the Refinancing Date will not be, in default under or with respect to the provisions of its charter documents, by-laws, any Governmental Rule (subject to the proviso at the beginning of this sentence) (it being understood that no representation or warranty is made concerning compliance with state securities and blue sky laws or Governmental Action) (except as disclosed by Lessee in any annual, quarterly or current reports filed by Lessee with the Commission prior to or on the date of execution and delivery hereof) or any indenture, mortgage, lease or any other agreement or instrument to which Lessee is a party or by which it or any of its properties is bound (except as disclosed on Schedule 3 hereto) in each

18

case which could be materially adverse to the properties, business or financial condition of Lessee or (so far as Lessee now can reasonably foresee) in the future is likely materially and adversely to affect the ability of Lessee to perform its obligations under this Second Supplemental Participation Agreement or any other Operative Document or Refinancing Document to which it is or will be a party.

Section 7.05. Governmental Actions. Based on Governmental Rules in effect on the date hereof (and assuming that the representations set forth in subsections 5.1.3, 5.1.8, 6.1.3 and 8.1.3 of the Existing Participation Agreement are correct immediately prior to the Refinancing Date but without taking into account any assumption therein as to any representation by Lessee), no Governmental Actions are or (so far as Lessee can reasonably foresee) will be required (a) in connection with the participation by Lessee, Owner Trustee, Indenture Trustee, or Owner Participant in the consummation of the transactions contemplated by this Second Supplemental Participation Agreement or any of the other Refinancing Documents or (b) in connection with the execution and delivery by any of such Persons of any of the Refinancing Documents except, in each case under clauses (a) and (b) above, (i) such as may be required under applicable Governmental Rules providing for the supervision or regulation of the businesses of Owner Trustee (in its individual capacity or as Owner Trustee), Indenture Trustee, or Owner Participant (not including Governmental Rules specifically relating to ownership or financing of electric utility assets applicable solely because of such Person’s execution of any of the Operative Documents or Refinancing Documents or participation in the transactions contemplated thereby), (ii) appropriate filings and recordings to perfect and assign an interest in the Lien of the Indenture and the filing of continuation statements with respect thereto at appropriate intervals, (iii) such as may be required under any Governmental Rule enacted or adopted after the date of this representation, (iv) the timely filing by Owner Participant and/or Owner Trustee of an amendment to Form U-7D under Rule 7(d) of the Commission, and (v) such as may be required in connection with any refinancing or refunding of the 2005 Series Bonds and the issuance of additional Bonds after the Refinancing Date. The representation contained in this paragraph is given, to the extent applicable, in reliance on the representations and warranties contained in subsections 5.1.3 (with respect to Governmental Actions and Governmental Rules), 5.1.5, 5.1.6, 5.1.7, 5.1.8, 6.1.3 (with respect to Governmental Actions and Governmental Rules), 6.1.7 and 8.1.3 (with respect to Governmental Actions and Governmental Rules) of the Existing Participation Agreement and (with respect to Governmental Actions and Governmental Rules) Sections 4.03, 5.03, 5.08 and 6.03 hereof (but without taking into account any assumption therein as to any representation by Lessee).

Section 7.06. Litigation. Except as described on Schedule 2 hereto, there is no action, suit, investigation or proceeding pending or, to the knowledge of Lessee, threatened against Lessee or its properties before any court, arbitrator or administrative or governmental body which, individually or in the aggregate (so

19

far as Lessee now can reasonably foresee), is likely to have a material adverse effect on the properties, business or financial condition of Lessee or (so far as Lessee now can reasonably foresee) is likely materially and adversely to affect the ability of Lessee to perform its obligations under this Second Supplemental Participation Agreement or any other Operative Document or Refinancing Document to which it is or will be a party or would affect the legality, validity or enforceability of any of the Refinancing Documents.

Section 7.07. Regulation. By virtue of the execution, delivery and performance of this Second Supplemental Participation Agreement and the other Operative Documents or the Refinancing Documents by the parties hereto or thereto, based upon the provisions of the Holding Company Act and the Federal Power Act and the rules and regulations under each such Act and the laws of the State of Kansas and Governmental Authorities thereof, as the foregoing are or were in effect on the Funding Date and the Refinancing Date and without regard to any other transactions to which Owner Trustee, Indenture Trustee or Owner Participant, or any Affiliate of any thereof, was, is or will be a party and without regard to any other ownership interests or business activities (other than their respective interests in the Facility) of any thereof (and assuming that the representations set forth in subsection 5.1.8 of the Existing Participation Agreement are or were correct immediately prior to the closing on the Refinancing Date and on the Funding Date and that the representations in Section 4.05 hereof are correct immediately prior to the Refinancing Date (but without taking into account any assumption therein as to any representation by Lessee) and, with respect to Owner Trustee and Owner Participant under clause (i) below, assuming that each of Owner Participant and Owner Trustee has timely filed Form U-7D within 30 days of the Funding Date and will file within 30 days of the Refinancing Date an amendment thereto and meets and will meet the requirements specified in 17 C.F.R. § 250.7(d)(l)(ii) under the Holding Company Act, and with respect to Owner Trustee and Owner Participant, respectively, under clause (iii) below, assuming that Owner Trustee is primarily engaged in the trust and banking business and that Owner Participant is primarily engaged in the business of finance, which may include the ownership of assets as a passive investor), none of Owner Trustee, Indenture Trustee or Owner Participant will be or become, prior to the Lessor Possession Date, by virtue of the execution, delivery or performance of the Operative Documents or the Refinancing Documents:

(i) a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “subsidiary company” or “holding company” or “public utility” within the meaning of the Holding Company Act or subject to the jurisdiction, control or regulation of the Commission thereunder (other than, in the case of Owner Participant and Owner Trustee, the timely filing of Form U-7D or any subsequent amendment);

20

(ii) a “public utility” within the meaning of the Federal Power Act or subject to regulation under the Federal Power Act or subject to the jurisdiction, control or regulation of the Federal Energy Regulatory Commission thereunder;

(iii) an “electric public utility” within the meaning of the laws of the State of Kansas; subject to regulation as such (as to rates or the issuance of securities) under any comparable law of the State of Kansas; or subject to the jurisdiction, control or regulation of the KCC as an “electric public utility”; or

(iv) subject to the jurisdiction, control or regulation by any other Governmental Authority under any other Governmental Rules relating to electric public utilities or the production, sale or transmission of electric energy.

Lessee is not a “holding company” or a “subsidiary company” of a “holding company” or an “affiliate” of a “holding company” within the meaning of the Holding Company Act which is required to register as such under the Holding Company Act.

Lessee is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Section 7.08. No Default. As of the date hereof, no Lease Default or Lease Event of Default has occurred and is continuing.

Section 7.09. No Event of Loss. As of the date hereof, no Event of Loss or event which with the passage of time would constitute an Event of Loss has occurred.

Section 7.10. Filings and Recordings. The recordings listed on Schedule 8B hereto, together with the filings and recordings shown on Schedule 8 to the Existing Participation Agreement, are all the filings and recordings necessary or advisable to perfect Owner Trustee’s right, title and interest in and to the Leased Assets, and to perfect for the benefit of Indenture Trustee and the holders of the Bonds, the first mortgage lien and first priority security interest provided for in the Indenture, and all such filings and recordings will have been duly made, subject to requirements for filing continuation statements at appropriate intervals.

21

ARTICLE 8

CONDITIONS PRECEDENT TO PARTICIPATION AND COMMITMENT ON THE REFINANCING DATE

The obligation of Owner Participant, Owner Trustee, Indenture Trustee, and Lessee to consummate the transactions contemplated hereby on the Refinancing Date shall, in each case, be subject to the fulfillment on or prior to the Refinancing Date of the following conditions precedent (each instrument, document, certificate or opinion referred to below to be in form and substance satisfactory to the recipient) except that the obligations of any Person shall not be subject to such Person’s own performance or compliance:

Section 8.01. Refinancing Documents. In the case of Owner Participant, Lessee, Indenture Trustee, and Owner Trustee, such Persons shall have received executed counterparts of this Second Supplemental Participation Agreement, the Second Supplemental Indenture, the Lease Supplement and such other documents as are contemplated hereby. All of the foregoing documents shall have been duly authorized, executed and delivered by the parties hereto or thereto and shall be in full force and effect on the Refinancing Date, and in the case of Owner Participant, Lessee, Indenture Trustee, and Owner Trustee, each such Person shall have received such evidence as to such authorization, execution and delivery by the other parties hereto or thereto as such party shall reasonably request.

Section 8.02. 2005 Series Bonds. On the Refinancing Date Owner Trustee shall have executed and delivered the 2005 Series Bonds, duly authenticated, in a principal amount of $320,000,000, and the 2005 Purchasers shall have purchased the same.

Section 8.03. Filings and Recordings. In the case of Owner Participant, Indenture Trustee, Owner Trustee and Lessee, financing statements under the Uniform Commercial Code shall have been duly filed against Owner Trustee in respect of the mortgage lien and security interests created by the Indenture in all places reasonably specified by special counsel for the 2005 Purchasers as being necessary or advisable to perfect and protect such security interests, and all filing fees in respect thereof shall have been paid. The Lease Supplement and the Second Supplemental Indenture shall have been duly recorded with the applicable recorder’s offices of the county in which the Assets are located and all recording and filing fees in respect thereof shall have been paid. In the case of Owner Participant, Indenture Trustee, Lessee, and Owner Trustee, all other filings, recordings or other actions reasonably specified by special counsel for Owner Participant, Indenture Trustee or the 2005 Purchasers as being necessary or advisable to perfect or protect the interests granted to Owner Trustee or Indenture Trustee pursuant to any of the Refinancing Documents shall have been duly effected and all filing and recording fees in respect thereof shall have been paid.

22

Section 8.04. Representations and Warranties. With respect to Owner Participant, Owner Trustee, Lessee, and Indenture Trustee, all of the representations and warranties set forth above shall be true and correct on and as of the Refinancing Date with the same effect as though made on and as of the Refinancing Date, and each of Owner Participant, Owner Trustee, Lessee, and Indenture Trustee shall have performed all of its covenants and agreements in any Refinancing Document and the 2005 Purchase Agreement to be performed by it or complied with by it on or before the Refinancing Date.

Section 8.05. Opinions. In the case of Owner Participant, Lessee, Owner Trustee and Indenture Trustee, such Persons (other than the Person represented by the following counsel) shall have received favorable opinions of Drinker Biddle & Reath LLP, Owner Participant’s special counsel, Larry D. Irick, Esq., Lessee’s general counsel, Davis Polk & Wardwell, Lessee’s special New York counsel, Stinson Morrison Hecker LLP, Lessee’s special Kansas counsel, Shipman & Goodwin LLP, Owner Trustee’s counsel and Seward & Kissel LLP, Indenture Trustee’s counsel, each dated the Refinancing Date, addressed to such Persons, to the effect of their respective opinions attached as Exhibit C hereto.

Section 8.06. No Default Certificates. In the case of Owner Participant, Owner Trustee, and Indenture Trustee, such Persons shall have received an Officer’s Certificate, dated the Refinancing Date, from Lessee stating that no Lease Event of Default or Lease Default or Event of Loss or event which with the passage of time would constitute an Event of Loss has occurred and is continuing and an Owner Trustee’s Certificate, dated the Refinancing Date, stating that to its knowledge no Indenture Default or Indenture Event of Default has occurred and is continuing; and no such Lease Event of Default, Lease Default, Indenture Default or Indenture Event of Default shall have occurred and be continuing.

Section 8.07. 1992 Series Bonds. An amount of money sufficient to pay the Redemption Price of all the Outstanding 1992 Series Bonds shall have been deposited with Indenture Trustee or the Paying Agent.

Section 8.08. Actions, Proceedings or Investigations. No action, proceeding or investigation shall have been instituted nor shall any action before any court or governmental authority or agency be threatened, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental authority or agency on or before the Refinancing Date to set aside, restrain, enjoin or prevent the consummation of the transactions contemplated by the 2005 Purchase Agreement, the Registration Rights Agreement, the Lease, the Indenture or this Second Supplemental Participation Agreement.

Section 8.09. Consents And Approvals. All approvals required to be taken, given or obtained, as the case may be, by or from any Federal, state or other governmental authority or agency, or by or from any trustee or holder of any

23

indebtedness or obligations of Lessee (including, without limitation, all such approvals required by Section 17 of the Existing Participation Agreement, as amended hereby), Owner Participant, Indenture Trustee, or Owner Trustee that are necessary or, in the opinion of Lessee, such Owner Participant, or Owner Trustee or their respective counsels, advisable in connection with the consummation of the transactions contemplated hereby, shall have been duly taken, given or obtained, as the case may be, shall be in full force and effect on the Refinancing Date, and shall be adequate to authorize the consummation of the transactions contemplated hereby and the performance by Lessee, Owner Participant, Indenture Trustee, and Owner Trustee of their respective obligations hereunder and under any Refinancing Document to which it is a party.

Section 8.10. Resolutions, Corporate Proceedings, etc. In the case of Owner Participant, Owner Trustee, and Indenture Trustee, each such Person shall have received the following, in each case in form and substance satisfactory to it:

(a) a copy of resolutions of the Board of Directors of Lessee, certified as of the Refinancing Date by the Secretary or an Assistant Secretary thereof, duly authorizing the execution, delivery and performance by Lessee of this Second Supplemental Participation Agreement, the Lease Supplement, the 2005 Purchase Agreement, the Registration Rights Agreement, and Second Supplemental Indenture, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on its behalf; and

(b) such other documents and evidence with respect to Lessee, Owner Participant, Owner Trustee or Indenture Trustee as counsel to the other parties hereto may reasonably request in order to consummate the transactions contemplated hereby, the taking of all corporate proceedings in connection therewith and compliance with the conditions herein or therein set forth.

Section 8.11. Event of Loss. No Event of Loss shall have occurred.

Section 8.12. Taxes, Fees and Charges. All taxes, fees and other charges payable in connection with the execution, delivery, recordation and filing of all the documents and instruments referred to in this Second Supplemental Participation Agreement and in connection with the issuance and sale of the 2005 Series Bonds to be issued by Owner Trustee on the Refinancing Date shall have been paid in full.

Section 8.13. Payment for Bonds and Refinancing Expenses. Owner Trustee shall have applied the proceeds from the offering of the 2005 Series Bonds in accordance with Section 2.01(c) hereof and each of Owner Trustee and Lessee shall have made the respective payments required to be made by each of them pursuant to Section 2.04 hereof.

24

Section 8.14. Consents, Authorizations and Instructions of Owner Participant. Owner Participant shall have consented to and authorized and instructed Owner Trustee (i) to execute and deliver the Second Supplemental Indenture and Lease Supplement, substantially in the forms of Exhibits B and A attached hereto, (ii) to execute and deliver the 2005 Series Bonds in the form attached to the Second Supplemental Indenture, (iii) to execute and deliver the 2005 Purchase Agreement and the Registration Rights Agreement and (iv) to take all other action specified in this Second Supplemental Participation Agreement required to be taken by Owner Trustee on the Refinancing Date to consummate the transactions contemplated by this Second Supplemental Participation Agreement.

Section 8.15. Tax Opinion. Owner Participant shall have received from Drinker Biddle & Reath LLP an opinion in form and substance of the draft opinion relating to the matters described in subsection 17(b)(iii) of the Existing Participation Agreement and delivered by such firm to Owner Participant on or before the date of this Second Supplemental Participation Agreement (receipt of which draft opinion is hereby acknowledged by Owner Participant as of the date hereof).

Section 8.16. Compliance Certificate. In the case of Owner Participant and Indenture Trustee, such Person shall have received Owner Trustee Certificates required by Section 2.15(ii) and (v) and the Officers Certificates required by Section 2.15(v) and (vi) of the Indenture.

Section 8.17. Lessee’s Performance. The representations and warranties of Lessee set forth in Article 7 and in any other Refinancing Document to which Lessee is or will be a party shall be true and correct on and as of the Refinancing Date with the same effect as though made on and as of the Refinancing Date, Lessee shall have performed all of the covenants and agreements in each Operative Document and each Refinancing Document to which Lessee is or will be a party to be performed by it on or before the Refinancing Date.

Section 8.18. Legality, etc. In the case of Owner Participant, Owner Trustee, Indenture Trustee and Lessee, no change shall have occurred in applicable law, or regulations thereunder or interpretations thereof, of or by appropriate regulatory authorities that, in the opinion of such party or its counsel, would make it illegal for such party to participate in any of the transactions contemplated by the Operative Documents or the Refinancing Documents to which it is or will be a party or subject such party to any material penalty or liability or burdensome condition or regulation under or pursuant to any applicable law or governmental regulation.

Section 8.19. Other Evidence. In the case of Owner Participant, Lessee, Owner Trustee, and Indenture Trustee, each such Person shall have received such other documents and certificates and opinions as such Person or its counsel shall reasonably request.

25

ARTICLE 9

AGREEMENTS AND COVENANTS

The following agreements and covenants shall be effective as of the Refinancing Date:

Section 9.01. Agreement Respecting Refinancing Documents. Each party hereto hereby agrees that the transactions contemplated by the Refinancing Documents, when consummated in accordance with the terms and conditions of the Refinancing Documents, this Second Supplemental Participation Agreement, the 2005 Purchase Agreement, the Registration Rights Agreement, and the documents attached hereto (the form and substance of each of which is hereby approved) will comply with the terms and conditions of Section 17 of the Existing Participation Agreement other than as specifically provided for in the Refinancing Documents.

Section 9.02. Prepayment. Until after the fourth refunding of the Bonds by Lessee pursuant to Section 17 of the Participation Agreement and so long as the Lease shall not have been declared in default pursuant to subsection 17.1 thereof, Owner Participant shall not, and shall not allow Owner Trustee to, prepay, redeem or refinance any Bonds, or deposit monies with Indenture Trustee in accordance with clause (c) of Section 3.01 of the Indenture; and after any such fourth refunding of the Bonds by Lessee pursuant to Section 17 of the Participation Agreement and so long as the Lease shall not have been declared in default pursuant to subsection 17.1 thereof, Owner Participant shall not, and shall not allow Owner Trustee to, prepay, redeem or refinance any Bonds, or deposit monies with Indenture Trustee in accordance with clause (c) of Section 3.01 of the Indenture without the prior written consent of Lessee, which consent shall not be unreasonably withheld.

Section 9.03. Successor Owner Trustee. Owner Participant shall not appoint or cause or allow to be appointed a successor to any Owner Trustee or an additional or separate trustee under the Trust Agreement without giving or causing to be given prior written notice of such appointment (including notification of the principal place of business of each such successor, additional or separate trustee) to Lessee and Indenture Trustee and without any such successor, additional or separate trustee simultaneously with its assumption of duties in such capacity, taking all actions necessary or as may be reasonably requested by Indenture Trustee or (unless objected to by Indenture Trustee) Lessee (including, without limitation, the filing of financing statements) in order to establish, preserve, protect and perfect its good and marketable title to the Assets and its

26

rights under the Operative Documents and the Refinancing Documents and, so long as any Bonds are Outstanding, the valid first mortgage and prior perfected security interest of Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and Indenture Trustee’s rights under the Operative Documents and the Refinancing Documents, subject only to Permitted Interest Liens, Permitted Project Liens, the Lien of the Westar Energy Indenture and any Lien affecting Westar Energy’s assets.

Section 9.04. Trust Agreement. Prior to the Lease Termination Date, or, if later, the release of the Lien of the Indenture on the Indenture Estate and the full payment of principal of, premium (if any) and interest on the Bonds, Owner Participant will not terminate or revoke, or consent to the termination or revocation of, the Trust Agreement.

Section 9.05. Indemnity. The parties hereto confirm that any reference to “Bonds” in subsection 14.1 of the Lease includes the 2005 Series Bonds.

Section 9.06. Continuation Statements. Prior to the release of the Lien of the Indenture on the Indenture Estate and the full payment of principal of, premium (if any) and interest on, the Bonds, Lessee shall file continuation statements at periodic intervals with respect to the applicable financing statements filed pursuant to Section 2.05 hereof to preserve and protect the perfection of the mortgage lien and security interests created by the Indenture.

Section 9.07. Further Assurance. Owner Participant hereby covenants to cause and authorizes and instructs Owner Trustee to, and Owner Trustee hereby agrees to, execute and deliver any and all agreements, instruments, certificates and other documents and take or cause to be taken any and all other actions that are deemed reasonably necessary or desirable by Lessee to enable Lessee to perform its obligations under the Registration Rights Agreement.

Section 9.08. Tax Indemnity Agreement. Owner Participant and Lessee hereby agree that (i) Section 4(e) of the Tax Indemnity Agreement shall be deleted in its entirety and shall be replaced with “(Intentionally omitted),” and (ii) clause (iv) of Section 6 of the Tax Indemnity Agreement shall be deleted in its entirety and shall be replaced with “(iv) A determination that the Lease is a “second 467 rental agreement” within the meaning of Section 467(d) of the Code;”. Owner Participant further agrees that notwithstanding any provision to the contrary in the Tax Indemnity Agreement, no indemnity shall be payable by Lessee to Owner Participant as a result of the representation previously set forth in such Section 4(e) ceasing to be true or correct as of the Refinancing Date.

27

ARTICLE 10

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; BINDING EFFECT

Section 10.01. Survival. All agreements, representations, warranties and indemnities contained in this Second Supplemental Participation Agreement and the other Refinancing Documents and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith, shall survive and continue in effect following the execution and delivery of this Second Supplemental Participation Agreement and the other Refinancing Documents, and all such representations, warranties and indemnities shall survive the termination of this Second Supplemental Participation Agreement.

Section 10.02. Binding Effect. All agreements, representations, warranties and indemnities in this Second Supplemental Participation Agreement and the Refinancing Documents and in any agreement, document or certificate delivered concurrently with the execution of this Second Supplemental Participation Agreement or the other Refinancing Documents or from time to time hereafter shall bind the Person making the same and its successors and assigns and shall inure to the benefit of each Person for whom made and its permitted successors and assigns.

ARTICLE 11

NOTICES

All communications, notices and consents provided for in this Second Supplemental Participation Agreement shall be given as provided in the Existing Participation Agreement, as modified by Section 3.02 hereof.

ARTICLE 12

MISCELLANEOUS

Section 12.01. Consent and Direction to Owner Trustee. Owner Participant hereby consents to and authorizes and instructs Owner Trustee to execute and deliver this Second Supplemental Participation Agreement, the other Refinancing Documents, the 2005 Purchase Agreement and the Registration Rights Agreement.

Section 12.02. Owner Trustee Request. Owner Trustee hereby requests that Indenture Trustee execute the Supplemental Indenture and this paragraph constitutes the Owner Trustee Request required by clause (i) of Section 2.15 of the Indenture.

28

Section 12.03. Effect of Supplement. The parties hereto hereby confirm the terms of the Existing Participation Agreement, as supplemented and amended hereby, and declare and agree that the Existing Participation Agreement, as supplemented and amended hereby, is in full force and effect.

Section 12.04. Execution. This Second Supplemental Participation Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 12.05. Governing Law. This Second Supplemental Participation Agreement has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York without regard to the principles of conflicts of law thereof.

Section 12.06. Amendments, Supplements, etc. Neither this Second Supplemental Participation Agreement nor any of the terms hereof may be amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which enforcement of such change is sought.

Section 12.07. Headings. The headings of the sections and paragraphs of this Second Supplemental Participation Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions hereof.

29

IN WITNESS WHEREOF, the parties hereto have each caused this Second Supplemental Participation Agreement to be duly executed as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity except to the extent expressly provided herein but solely as Owner Trustee pursuant to the Trust Agreement

By:	/S/ MICHAEL M. HOPKINS
Name:	Michael M. Hopkins
Title:	Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity except to the extent expressly provided herein but as Indenture Trustee pursuant to the Indenture

By:	/S/ SUSAN JOHNSON
Name:	Susan Johnson
Title:	Vice President

COMCAST MO FINANCIAL SERVICES, INC.

By:	/S/ KENNETH MIKALAUSKAS
Name:	Kenneth Mikalauskas
Title:	Vice President-Finance

KANSAS GAS AND ELECTRIC COMPANY

By:	/S/ MARK A. RUELLE
Name:	Mark A. Ruelle
Title:	Vice President and Treasurer

SCHEDULE 1

ASSUMPTIONS

Based on the assumptions set forth below, the Basic Rent installments are as shown on Annex A hereto, Casualty Values are as shown on Annex B hereto, Allocated Rents are as shown on Annex C hereto, Section 467 Loan Balances are as shown on Annex D hereto, and Non-Recourse Debt Schedules are as shown on Annex E hereto.

Part I

Funding Date	September 29, 1987; all debt and equity investments in Purchase Price on the Funding Date

1992 Refinancing Date	September 29, 1992

Refinancing Date	June 30, 2005

Bonds

Aggregate principal amount of Initial Series Bonds equal to 87% of Purchase Price. Interest payable on each March 29 and September 29, commencing March 29, 1988 for Initial Series Bonds and March 29, 1993 for 1992 Series Bonds.

Initial Series Bonds:

(i)     With a Stated Maturity of Principal of March 29, 2003

a)      Aggregate principal amount equal to $104,199,000

b)      Interest Rate - 11.100%

c)      Average Life - 12.86 years

(ii)    With a Stated Maturity of Principal of March 29, 2016

a)      Aggregate principal amount equal to $236,928,000

b)      Interest Rate - 11.875%

c)      Average Life - 24.09 years

(in each case, on a 12 30-day month, 360-day year basis).

1992 Series Bonds:

(i)     With a Stated Maturity of Principal of September 29, 2003

a)      Aggregate principal amount equal to $102,773,000

b)      Interest Rate - 6.760%

c)      Average Life - 7.50 years

(ii)    With a Stated Maturity of Principal of September 29, 2007

a)      Aggregate principal amount equal to $86,275,000

b)      Interest Rate - 7.625%

c)      Average Life - 14.52 years

(iii)  With a Stated Maturity of Principal of March 29, 2016

a)      Aggregate principal amount equal to $152,079,000

b)      Interest Rate - 8.290%

c)      Average Life - 21.77 years

(in each case, on a 12 30-day month, 360-day year basis).

2005 Series Bonds:

With a Stated Maturity of Principal of March 29, 2021

a)      Aggregate principal amount equal to $320,000,000

b)      Interest Rate – 5.647%

c)      Average Life – 10.00 years

(in each case, on a 12 30-day months, 360-day year basis).

Allocation of Proceeds of the 2005 Series Bonds

The $320,000,000 of proceeds from the issuance of the 2005 Series Bonds shall be distributed as shown below:

a)      $238,354,000 retirement of the 1992 Series Bonds and $1,177,509 to pay a portion of the accrued interest on the redeemed 1992 Series Bonds

b)      $12,093,311 Transaction Expenses

c)      $68,375,180 Additional Borrowing by the Owner Participant

Schedule 1-2

Part II

Transaction Expenses

$7,639,706 of Purchase Price amortized over the Interim Lease Term and the Basic Term with $2,627,197 to be expensed on September 29, 1992.

$3,300,000 amortized from the 1992 Refinancing Date to the final maturity date of the 1992 Series Bonds

$12,093,311 amortized from the Refinancing Date to the final maturity date of the 2005 Series Bonds

Part III

Purchase Price	$392,100,000

Tax Benefits (as a matter of economics and subject to the verification described in subsection 4.10 of the Lease)	39.95% rate of tax in 1987 and 34% thereafter; 100% of the Purchase Price qualifying for 22.5 year ADR depreciation (150% declining balance switching to straightline at the optimal point to a 10% salvage value, taking into account a half-year election for the first year).

Interest deductions on the Bonds available on an accrual basis.

Basic Rent	Basic Rent deemed not to be received prior to Basic Rent Payment Dates prior to June 30, 2005, and thereafter deemed received as shown on Annex C hereto.

Section 467 Loan	Accounted for consistently with Annex D hereto.

Owner Participant’s After-Tax Yield	Computed on a monthly basis using the multiple investment sinking fund method.

Sinking Fund Re-Investment Rate	0%

Owner Participant’s Fiscal Year-End Interest on Bonds payable on Basic Lease Commencement Date	December 31 Paid by Owner Participant

Schedule 1-3

Annex A to

Schedule 1

HYPOTHETICAL BASIC RENT

(1987 - 2029)

Basic Rent Payment Date	Advance/Arrears	Percentage
Sep 29 1988	Arrears	5.062648%
Mar 29 1989	Arrears	5.612253%
Sep 29 1989	Arrears	5.032145%
Mar 29 1990	Arrears	5.642618%
Sep 29 1990	Arrears	5.032145%
Mar 29 1991	Arrears	5.642618%
Sep 29 1991	Arrears	5.032145%
Mar 29 1992	Arrears	5.642618%
Sep 29 1992	Arrears	5.032145%
Mar 29 1993	Arrears	3.332475%
Sep 29 1993	Arrears	5.491415%
Mar 29 1994	Arrears	3.332475%
Sep 29 1994	Arrears	5.491415%
Mar 29 1995	Arrears	3.309528%
Sep 29 1995	Arrears	5.514285%
Mar 29 1996	Arrears	3.235015%
Sep 29 1996	Arrears	5.588798%
Mar 29 1997	Arrears	3.155467%
Sep 29 1997	Arrears	5.668346%
Mar 29 1998	Arrears	3.070541%
Sep 29 1998	Arrears	5.753272%
Mar 29 1999	Arrears	3.024741%
Sep 29 1999	Arrears	5.799072%
Mar 29 2000	Arrears	2.930979%
Sep 29 2000	Arrears	5.892834%
Mar 29 2001	Arrears	2.830880%
Sep 29 2001	Arrears	5.992933%
Mar 29 2002	Arrears	2.724015%
Sep 29 2002	Arrears	6.099798%
Mar 29 2003	Arrears	2.609926%
Sep 29 2003	Arrears	7.443642%
Mar 29 2004	Arrears	3.915896%
Sep 29 2004	Arrears	4.907917%
Mar 29 2005	Arrears	2.446547%
Jun 30 2005	Arrears	0.936557%
Sep 29 2005	Arrears	7.986701%
Mar 29 2006	Arrears	6.248281%

Schedule 1-4

Basic Rent Payment Date	Advance/Arrears	Percentage
Sep 29 2006	Arrears	2.304310%
Mar 29 2007	Arrears	2.304310%
Sep 29 2007	Arrears	3.679916%
Mar 29 2008	Arrears	2.265470%
Sep 29 2008	Arrears	6.123120%
Mar 29 2009	Arrears	2.156549%
Sep 29 2009	Arrears	6.250480%
Mar 29 2010	Arrears	2.040957%
Sep 29 2010	Arrears	6.385641%
Mar 29 2011	Arrears	1.918285%
Sep 29 2011	Arrears	6.529081%
Mar 29 2012	Arrears	1.788099%
Sep 29 2012	Arrears	6.681307%
Mar 29 2013	Arrears	7.006913%
Sep 29 2013	Arrears	1.498685%
Mar 29 2014	Arrears	7.194140%
Sep 29 2014	Arrears	1.337874%
Mar 29 2015	Arrears	7.393196%
Sep 29 2015	Arrears	1.166902%
Mar 29 2016	Arrears	7.604830%
Sep 29 2016	Arrears	0.985127%
Mar 29 2017	Arrears	7.829836%
Sep 29 2017	Arrears	0.791867%
Mar 29 2018	Arrears	8.069058%
Sep 29 2018	Arrears	0.586395%
Mar 29 2019	Arrears	8.323397%
Sep 29 2019	Arrears	0.367941%
Mar 29 2020	Arrears	8.593805%
Sep 29 2020	Arrears	0.135684%
Mar 29 2021	Arrears	4.941199%
Sep 29 2021	Arrears	0.000000%
Mar 29 2022	Arrears	0.000000%
Sep 29 2022	Arrears	0.000000%
Mar 29 2023	Arrears	0.000000%
Sep 29 2023	Arrears	0.000000%
Mar 29 2024	Arrears	0.000000%
Sep 29 2024	Arrears	0.000000%
Mar 29 2025	Arrears	0.000000%
Sep 29 2025	Arrears	0.000000%
Mar 29 2026	Arrears	0.000000%
Sep 29 2026	Arrears	0.000000%
Mar 29 2027	Arrears	0.000000%
Sep 29 2027	Arrears	0.000000%

Schedule 1-5

Basic Rent Payment Date	Advance/Arrears	Percentage
Mar 29 2028	Arrears	0.000000%
Sep 29 2028	Arrears	0.000000%
Mar 29 2029	Arrears	0.000000%
Sep 29 2029	Arrears	0.000000%

Schedule 1-6

Annex B to

Schedule 1

Casualty Values

Date	Casualty Value
Mar 29 1988	108.221100%
Sep 29 1988	109.354280%
Mar 29 1989	109.893610%
Sep 29 1989	110.952540%
Mar 29 1990	111.387250%
Sep 29 1990	112.379510%
Mar 29 1991	112.749290%
Sep 29 1991	113.678280%
Mar 29 1992	113.986080%
Sep 29 1992	117.362280%
Mar 29 1993	118.344860%
Sep 29 1993	117.158980%
Mar 29 1994	117.970440%
Sep 29 1994	116.625030%
Mar 29 1995	117.327500%
Sep 29 1995	115.827110%
Mar 29 1996	116.537000%
Sep 29 1996	114.898930%
Mar 29 1997	115.622960%
Sep 29 1997	113.843070%
Mar 29 1998	114.587610%
Sep 29 1998	112.661980%
Mar 29 1999	113.329570%
Sep 29 1999	111.233680%
Mar 29 2000	111.923020%
Sep 29 2000	109.668830%
Mar 29 2001	110.391530%
Sep 29 2001	107.971090%
Mar 29 2002	108.734500%
Sep 29 2002	106.146290%
Mar 29 2003	106.961100%
Sep 29 2003	102.990640%
Mar 29 2004	102.448880%
Sep 29 2004	100.845410%
Mar 29 2005	101.536660%

Schedule 1-7

Annex B to

Schedule 1

Casualty Values

(Expressed as a percentage of Purchase Price)

(June 2005 to September 2029)

Date	Percentage	Lessor Loan Balance	Lessee Loan Balance	Net Casualty Value due on Termination
Jun 30 2005	117.402587%	0.9365570%	0.000000%	116.466030%
Sep 29 2005	115.924025%	5.6958240%	0.000000%	110.228201%
Mar 29 2006	118.145428%	12.0856460%	0.000000%	106.059782%
Sep 29 2006	120.271742%	14.6902845%	0.000000%	105.581457%
Mar 29 2007	109.815774%	4.7555508%	0.000000%	105.060224%
Sep 29 2007	111.683323%	8.5536423%	0.000000%	103.129680%
Mar 29 2008	113.032416%	10.4836660%	0.000000%	102.548750%
Sep 29 2008	114.960348%	16.8673050%	0.000000%	98.093043%
Mar 29 2009	104.847074%	7.3630872%	0.000000%	97.483987%
Sep 29 2009	106.567926%	13.7965401%	0.000000%	92.771385%
Mar 29 2010	107.274034%	15.1309493%	0.000000%	92.143085%
Sep 29 2010	109.053191%	21.8925947%	0.000000%	87.160596%
Mar 29 2011	99.266858%	12.7545792%	0.000000%	86.512279%
Sep 29 2011	100.844769%	19.6006116%	0.000000%	81.244158%
Mar 29 2012	100.945403%	20.3676575%	0.000000%	80.577746%
Sep 29 2012	102.564519%	27.5551003%	0.000000%	75.009418%
Mar 29 2013	93.052848%	24.0852178%	0.000000%	68.967630%
Sep 29 2013	94.457310%	26.1824206%	0.000000%	68.274889%
Mar 29 2014	93.978053%	32.0993514%	0.000000%	61.878701%
Sep 29 2014	95.405565%	34.2348942%	0.000000%	61.170671%
Mar 29 2015	86.117826%	31.7187525%	0.000000%	54.399073%
Sep 29 2015	87.350326%	33.6738655%	0.000000%	53.676461%
Mar 29 2016	86.313062%	39.8036387%	0.000000%	46.509423%
Sep 29 2016	87.552812%	41.7778862%	0.000000%	45.774926%
Mar 29 2017	78.442618%	40.2531415%	0.000000%	38.189476%
Sep 29 2017	79.493147%	42.0452988%	0.000000%	37.447848%
Mar 29 2018	76.864056%	47.4339751%	0.000000%	29.430081%
Sep 29 2018	77.896550%	49.1991046%	0.000000%	28.697445%
Mar 29 2019	67.141536%	46.9033331%	0.000000%	20.238203%
Sep 29 2019	67.967297%	48.4368219%	0.000000%	19.530475%
Mar 29 2020	64.767573%	54.1561804%	0.000000%	10.611392%
Sep 29 2020	65.573825%	55.6376452%	0.000000%	9.936180%
Mar 29 2021	54.930056%	50.4572245%	0.000000%	4.472831%
Sep 29 2021	55.548905%	51.7110865%	0.000000%	3.837819%

Schedule 1-8

Mar 29 2022	51.821333%	48.5951309%	0.000000%	3.226202%
Sep 29 2022	46.723331%	44.0806375%	0.000000%	2.642694%
Mar 29 2023	47.263130%	45.1760414%	0.000000%	2.087089%
Sep 29 2023	39.989084%	38.4249953%	0.000000%	1.564089%
Mar 29 2024	40.453181%	39.3798564%	0.000000%	1.073325%
Sep 29 2024	33.104743%	32.4847751%	0.000000%	0.619968%
Mar 29 2025	33.495864%	33.2920218%	0.000000%	0.203842%
Sep 29 2025	26.245658%	26.2456578%	0.000000%	0.000000%
Mar 29 2026	26.897862%	26.8978624%	0.000000%	0.000000%
Sep 29 2026	19.692604%	19.6926035%	0.000000%	0.000000%
Mar 29 2027	20.181965%	20.1819647%	0.000000%	0.000000%
Sep 29 2027	12.809816%	12.8098158%	0.000000%	0.000000%
Mar 29 2028	13.128140%	13.1281397%	0.000000%	0.000000%
Sep 29 2028	5.580703%	5.5807033%	0.000000%	0.000000%
Mar 29 2029	5.719384%	5.7193837%	0.000000%	0.000000%
Sep 29 2029	0.000000%	0.0000000%	0.000000%	0.000000%

Schedule 1-9

Annex C to

Schedule 1

Allocated Rent

(Expressed as a percentage of Purchase Price)

Lease Period
From (and including)	To (and excluding)	Allocated Rent
Jun 30 2005	Sep 29 2005	3.238942%
Sep 29 2005	Mar 29 2006	0.000000%
Mar 29 2006	Sep 29 2006	0.000000%
Sep 29 2006	Mar 29 2007	12.604097%
Mar 29 2007	Sep 29 2007	0.000000%
Sep 29 2007	Mar 29 2008	0.548004%
Mar 29 2008	Sep 29 2008	0.000000%
Sep 29 2008	Mar 29 2009	12.079919%
Mar 29 2009	Sep 29 2009	0.000000%
Sep 29 2009	Mar 29 2010	1.049392%
Mar 29 2010	Sep 29 2010	0.000000%
Sep 29 2010	Mar 29 2011	11.600331%
Mar 29 2011	Sep 29 2011	0.000000%
Sep 29 2011	Mar 29 2012	1.508128%
Mar 29 2012	Sep 29 2012	0.000000%
Sep 29 2012	Mar 29 2013	11.161540%
Mar 29 2013	Sep 29 2013	0.000000%
Sep 29 2013	Mar 29 2014	1.927842%
Mar 29 2014	Sep 29 2014	0.000000%
Sep 29 2014	Mar 29 2015	10.760075%
Mar 29 2015	Sep 29 2015	0.000000%
Sep 29 2015	Mar 29 2016	2.311852%
Mar 29 2016	Sep 29 2016	0.000000%
Sep 29 2016	Mar 29 2017	10.392761%
Mar 29 2017	Sep 29 2017	0.000000%
Sep 29 2017	Mar 29 2018	3.725208%
Mar 29 2018	Sep 29 2018	0.000000%
Sep 29 2018	Mar 29 2019	11.841766%
Mar 29 2019	Sep 29 2019	0.000000%
Sep 29 2019	Mar 29 2020	4.078102%
Mar 29 2020	Sep 29 2020	0.000000%
Sep 29 2020	Mar 29 2021	11.504215%
Mar 29 2021	Sep 29 2021	0.000000%
Sep 29 2021	Mar 29 2022	4.400976%
Mar 29 2022	Sep 29 2022	5.722082%

Schedule 1-10

Lease Period
Sep 29 2022	Mar 29 2023	0.000000%
Mar 29 2023	Sep 29 2023	7.873671%
Sep 29 2023	Mar 29 2024	0.000000%
Mar 29 2024	Sep 29 2024	7.873671%
Sep 29 2024	Mar 29 2025	0.000000%
Mar 29 2025	Sep 29 2025	7.873671%
Sep 29 2025	Mar 29 2026	0.000000%
Mar 29 2026	Sep 29 2026	7.873671%
Sep 29 2026	Mar 29 2027	0.000000%
Mar 29 2027	Sep 29 2027	7.873671%
Sep 29 2027	Mar 29 2028	0.000000%
Mar 29 2028	Sep 29 2028	7.873671%
Sep 29 2028	Mar 29 2029	0.000000%
Mar 29 2029	Sep 29 2029	5.861510%

Schedule 1-11

Annex D to

Schedule 1

Section 467 Loan Balances

(Expressed as a percentage of Purchase Price)

Date	(a) Lessor Loan Balance	(b) Lessee Loan Balance	(c) Interest Amount
Jun 30 2005	0.936557%	0.000000%	0.000000%
Sep 29 2005	5.695824%	0.000000%	0.011507%
Mar 29 2006	12.085646%	0.000000%	0.141541%
Sep 29 2006	14.690284%	0.000000%	0.300328%
Mar 29 2007	4.755551%	0.000000%	0.365054%
Sep 29 2007	8.553642%	0.000000%	0.118175%
Mar 29 2008	10.483666%	0.000000%	0.212558%
Sep 29 2008	16.867305%	0.000000%	0.260519%
Mar 29 2009	7.363087%	0.000000%	0.419153%
Sep 29 2009	13.796540%	0.000000%	0.182973%
Mar 29 2010	15.130949%	0.000000%	0.342844%
Sep 29 2010	21.892595%	0.000000%	0.376004%
Mar 29 2011	12.754579%	0.000000%	0.544031%
Sep 29 2011	19.600612%	0.000000%	0.316951%
Mar 29 2012	20.367657%	0.000000%	0.487075%
Sep 29 2012	27.555100%	0.000000%	0.506136%
Mar 29 2013	24.085218%	0.000000%	0.684744%
Sep 29 2013	26.182421%	0.000000%	0.598518%
Mar 29 2014	32.099351%	0.000000%	0.650633%
Sep 29 2014	34.234894%	0.000000%	0.797669%
Mar 29 2015	31.718753%	0.000000%	0.850737%
Sep 29 2015	33.673865%	0.000000%	0.788211%
Mar 29 2016	39.803639%	0.000000%	0.836796%
Sep 29 2016	41.777886%	0.000000%	0.989120%
Mar 29 2017	40.253142%	0.000000%	1.038180%
Sep 29 2017	42.045299%	0.000000%	1.000291%
Mar 29 2018	47.433975%	0.000000%	1.044826%
Sep 29 2018	49.199105%	0.000000%	1.178734%
Mar 29 2019	46.903333%	0.000000%	1.222598%
Sep 29 2019	48.436822%	0.000000%	1.165548%
Mar 29 2020	54.156180%	0.000000%	1.203655%
Sep 29 2020	55.637645%	0.000000%	1.345781%
Mar 29 2021	50.457225%	0.000000%	1.382595%
Sep 29 2021	51.711087%	0.000000%	1.253862%
Mar 29 2022	48.595131%	0.000000%	1.285020%

Schedule 1-12

Sep 29 2022	44.080638%	0.000000%	1.207589%
Mar 29 2023	45.176041%	0.000000%	1.095404%
Sep 29 2023	38.424995%	0.000000%	1.122625%
Mar 29 2024	39.379856%	0.000000%	0.954861%
Sep 29 2024	32.484775%	0.000000%	0.978589%
Mar 29 2025	33.292022%	0.000000%	0.807247%
Sep 29 2025	26.245658%	0.000000%	0.827307%
Mar 29 2026	26.897862%	0.000000%	0.652205%
Sep 29 2026	19.692604%	0.000000%	0.668412%
Mar 29 2027	20.181965%	0.000000%	0.489361%
Sep 29 2027	12.809816%	0.000000%	0.501522%
Mar 29 2028	13.128140%	0.000000%	0.318324%
Sep 29 2028	5.580703%	0.000000%	0.326234%
Mar 29 2029	5.719384%	0.000000%	0.138680%
Sep 29 2029	0.000000%	0.000000%	0.142127%

Schedule 1-13

Annex E to

Schedule 1

All Non-Recourse Debt Schedules

(1987 – 2021)

Non-Recourse Debt Service Schedule

(September 1987 - March 1988)

Loan 6 Amortization    Interest Rate 11.63827%

Average Life 0.50000 Years; Duration 0.50000 Years

Date		Draw Down	Debt Service	Interest	Principal	Balance
Sep 29 1987		341,127,000.00				341,127,000.00
Mar 29 1988	1		360,977,644.51	19,850,644.51	341,127,000.00	0

Totals		341,127,000.00	360,977,644.51	19,850,644.51	341,127,000.00

Non-Recourse Debt Service Schedule

(March 1988 - September 1992)

Loan 1 Amortization Interest Rate 11.10000%

Average Life 4.42761 Years; Duration 3.60538 Years

Date		Draw Down	Debt Service	Interest	Principal	Balance
Mar 29 1988		104,199,000.00				104,199,000.00
Sep 29 1988	1		5,783,044.50	5,783,044.50	0	104,199,000.00
Mar 29 1989	2		7,938,044.50	5,783,044.50	2,155,000.00	102,044,000.00
Sep 29 1989	3		5,663,442.00	5,663,442.00	0	102,044,000.00
Mar 29 1990	4		5,663,442.00	5,663,442.00	0	102,044,000.00
Sep 29 1990	5		5,663,442.00	5,663,442.00	0	102,044,000.00
Mar 29 1991	6		5,663,442.00	5,663,442.00	0	102,044,000.00
Sep 29 1991	7		5,663,442.00	5,663,442.00	0	102,044,000.00
Mar 29 1992	8		5,663,442.00	5,663,442.00	0	102,044,000.00
Sep 29 1992	9		107,707,442.00	5,663,442.00	102,044,000.00	0

Totals		104,199,000.00	155,409,183.00	51,210,183.00	104,199,000.00

Schedule 1-14

Non-Recourse Debt Service Schedule

(March 1988 - September 1992)

Loan 2 Amortization    Interest Rate 11.87500%

Average Life 4.50000 Years; Duration 3.61259 Years

Date		Draw Down	Debt Service	Interest	Principal	Balance
Mar 29 1988		236,928,000.00				236,928,000.00
Sep 29 1988	1		14,067,600.00	14,067,600.00	0	236,928,000.00
Mar 29 1989	2		14,067,600.00	14,067,600.00	0	236,928,000.00
Sep 29 1989	3		14,067,600.00	14,067,600.00	0	236,928,000.00
Mar 29 1990	4		14,067,600.00	14,067,600.00	0	236,928,000.00
Sep 29 1990	5		14,067,600.00	14,067,600.00	0	236,928,000.00
Mar 29 1991	6		14,067,600.00	14,067,600.00	0	236,928,000.00
Sep 29 1991	7		14,067,600.00	14,067,600.00	0	236,928,000.00
Mar 29 1992	8		14,067,600.00	14,067,600.00	0	236,928,000.00
Sep 29 1992	9		250,995,600.00	14,067,600.00	236,928,000.00	0

Totals		236,928,000.00	363,536,400.00	126,608,400.00	236,928,000.00

Non-Recourse Debt Service Schedule

(September 1992 - June 2005)

Combined Tranches of the 1992 Series Bonds

Loan 3 Amortization    IRR of Debt Services 7.75724%

Average Life 11.17010 Years; Duration 7.54068 Years

Date		Draw Down	Debt Service	Interest	Principal	Balance
Sep 29 1992		341,127,000.00				341,127,000.00
Mar 29 1993	1		13,066,636.32	13,066,636.32	0.00	341,127,000.00
Sep 29 1993	2		13,066,636.32	13,066,636.32	0.00	341,127,000.00
Mar 29 1994	3		13,066,636.32	13,066,636.32	0.00	341,127,000.00
Sep 29 1994	4		15,728,636.33	13,066,636.32	2,662,000.00	338,465,000.00
Mar 29 1995	5		12,976,660.72	12,976,660.72	0.00	338,465,000.00
Sep 29 1995	6		21,620,660.73	12,976,660.72	8,644,000.00	329,821,000.00

Schedule 1-15

Mar 29 1996	7		12,684,493.52	12,684,493.52	0.00	329,821,000.00
Sep 29 1996	8		21,912,493.52	12,684,493.52	9,228,000.00	320,593,000.00
Mar 29 1997	9		12,372,587.12	12,372,587.12	0.00	320,593,000.00
Sep 29 1997	10		22,224,587.12	12,372,587.12	9,852,000.00	310,741,000.00
Mar 29 1998	11		12,039,589.52	12,039,589.52	0.00	310,741,000.00
Sep 29 1998	12		17,352,589.52	12,039,589.52	5,313,000.00	305,428,000.00
Mar 29 1999	13		11,860,010.12	11,860,010.12	0.00	305,428,000.00
Sep 29 1999	14		22,737,010.12	11,860,010.12	10,877,000.00	294,551,000.00
Mar 29 2000	15		11,492,367.52	11,492,367.52	0.00	294,551,000.00
Sep 29 2000	16		23,104,367.52	11,492,367.52	11,612,000.00	282,939,000.00
Mar 29 2001	17		11,099,881.93	11,099,881.92	0.00	282,939,000.00
Sep 29 2001	18		23,496,881.93	11,099,881.92	12,397,000.00	270,542,000.00
Mar 29 2002	19		10,680,863.32	10,680,863.32	0.00	270,542,000.00
Sep 29 2002	20		23,915,863.32	10,680,863.32	13,235,000.00	257,307,000.00
Mar 29 2003	21		10,233,520.32	10,233,520.32	0.00	257,307,000.00
Sep 29 2003	22		29,186,520.32	10,233,520.32	18,953,000.00	238,354,000.00
Mar 29 2004	23		9,592,908.93	9,592,908.92	0.00	238,354,000.00
Sep 29 2004	24		9,592,908.93	9,592,908.92	0.00	238,354,000.00
Mar 29 2005	25		9,592,908.93	9,592,908.92	0.00	238,354,000.00
Jun 30 2005	26		243,203,748.40	4,849,748.40	238,354,000.00	0.00

Totals		341,127,000.00	637,901,968.73	296,774,968.73	341,127,000.00

Non-Recourse Debt Service Schedule (June 2005 - March 2021)

Loan 4 Amortization Interest Rate 5.64700% Average Life 10.00000 Years; Duration 7.53635 Years

Date		Draw Down	Debt Service	Interest	Principal	Balance
Jun 30 2005		320,000,000.00				320,000,000.00
Sep 29 2005	1		4,467,404.44	4,467,404.44	0	320,000,000.00
Mar 29 2006	2		9,035,200.00	9,035,200.00	0	320,000,000.00
Sep 29 2006	3		9,035,200.00	9,035,200.00	0	320,000,000.00
Mar 29 2007	4		9,035,200.00	9,035,200.00	0	320,000,000.00
Sep 29 2007	5		14,428,951.27	9,035,200.00	5,393,751.27	314,606,248.73
Mar 29 2008	6		8,882,907.43	8,882,907.43	0	314,606,248.73
Sep 29 2008	7		24,008,753.06	8,882,907.43	15,125,845.63	299,480,403.10

Schedule 1-16

Mar 29 2009	8		8,455,829.18	8,455,829.18	0	299,480,403.10
Sep 29 2009	9		24,508,132.86	8,455,829.18	16,052,303.68	283,428,099.43
Mar 29 2010	10		8,002,592.39	8,002,592.39	0	283,428,099.43
Sep 29 2010	11		25,038,099.66	8,002,592.39	17,035,507.28	266,392,592.15
Mar 29 2011	12		7,521,594.84	7,521,594.84	0	266,392,592.15
Sep 29 2011	13		25,600,526.94	7,521,594.84	18,078,932.10	248,313,660.05
Mar 29 2012	14		7,011,136.19	7,011,136.19	0	248,313,660.05
Sep 29 2012	15		26,197,402.88	7,011,136.19	19,186,266.69	229,127,393.37
Mar 29 2013	16		27,474,106.24	6,469,411.95	21,004,694.28	208,122,699.08
Sep 29 2013	17		5,876,344.41	5,876,344.41	0	208,122,699.08
Mar 29 2014	18		28,208,221.18	5,876,344.41	22,331,876.77	185,790,822.31
Sep 29 2014	19		5,245,803.87	5,245,803.87	0	185,790,822.31
Mar 29 2015	20		28,988,721.21	5,245,803.87	23,742,917.34	162,047,904.97
Sep 29 2015	21		4,575,422.60	4,575,422.60	0	162,047,904.97
Mar 29 2016	22		29,818,537.17	4,575,422.60	25,243,114.57	136,804,790.40
Sep 29 2016	23		3,862,683.26	3,862,683.26	0	136,804,790.40
Mar 29 2017	24		30,700,785.08	3,862,683.26	26,838,101.82	109,966,688.58
Sep 29 2017	25		3,104,909.45	3,104,909.45	0	109,966,688.58
Mar 29 2018	26		31,638,777.86	3,104,909.45	28,533,868.41	81,432,820.17
Sep 29 2018	27		2,299,255.68	2,299,255.68	0	81,432,820.17
Mar 29 2019	28		32,636,037.76	2,299,255.68	30,336,782.08	51,096,038.08
Sep 29 2019	29		1,442,696.64	1,442,696.64	0	51,096,038.08
Mar 29 2020	30		33,696,309.56	1,442,696.64	32,253,612.93	18,842,425.16
Sep 29 2020	31		532,015.87	532,015.87	0	18,842,425.16
Mar 29 2021	32		19,374,441.03	532,015.87	18,842,425.16	0

Totals		320,000,000.00	500,704,000.00	180,704,000.00	320,000,000.00

Schedule 1-17

SCHEDULE 2

LITIGATION

None, except as described in the Annual Report of Lessee for fiscal year ended December 31, 2004 filed with the Commission on Form 10-K, including the documents incorporated therein by reference.

Schedule 2-1

SCHEDULE 3

DEFAULTS

None

Schedule 3-1

SCHEDULE 8B

ADDITIONAL FILINGS AND RECORDINGS KANSAS

Document	Filing or Recording
	Linn County	Secretary of State
Amendment No. 4 to Lease Agreement	File for Record

Amendment No. 1 to Sublease	File for Record

Amendment No. 1 to Ground Lease	File for Record

Second Supplemental Indenture	File for Record

	UCC-1 financing statement (fixture filing) to be filed in Linn County	UCC-3 financing statement, amending the UCC-1 financing statement filed with the Secretary of State of the State of Kansas

OHIO

Filing

Secretary of State

(a) UCC-1 financing statement*, naming the original settlor U.S. West Financial Services, Inc. (as predecessor in interest to Comcast MO Financial Services, Inc.) as the debtor and Bankers Trust Company (as predecessor in interest to Deutsche Bank Trust Company Americas), as Indenture Trustee, as the secured party.

(b) UCC-3 financing statement*, amending the UCC-1 financing statement referred to in (a) above by adding a trust named “Kansas Gas and Electric Company” as an additional debtor.

Schedule 8B-1

(c) UCC-3 financing statement, further amending the UCC-1 financing statement referred to in (a) above, as amended by UCC-3 financing statement referred to in (b) above, by substituting “La Cygne Unit 2 Assets Trust” for U.S. West Financial Services, Inc. and Kansas Gas and Electric Company as the debtor and substituting Deutsche Bank Trust Company Americas, as Indenture Trustee, for Bankers Trust Company, as Indenture Trustee, as the secured party.

(d) UCC-1 financing statement, naming the La Cygne Unit 2 Assets Trust as the debtor, U.S. Bank National Association, as Owner Trustee, as an additional debtor, and Deutsche Bank Trust Company Americas, as Indenture Trustee, as the secured party.

*	Already filed for the record

Schedule 8B-2

SCHEDULE 10

ADDRESSES FOR NOTICES
OWNER PARTICIPANT:	Comcast MO Financial Services, Inc. c/o Comcast Corporation 1500 Market Street Philadelphia, PA 19102 Attention: General Counsel

OWNER TRUSTEE:	U.S. Bank National Association 225 Asylum Street, 23rd Floor Hartford, CT 06103 Attention: Corporate Trust Services

INDENTURE TRUSTEE:	Deutsche Bank Trust Company Americas 60 Wall Street, 27th Floor New York, NY 10005 Attention: Head of Global Debt Services/Trust and Securities Services

LESSEE:	Kansas Gas and Electric Company c/o Westar Energy, Inc. 818 Kansas Avenue Topeka, Kansas 66612 Attention: Secretary and General Counsel

Schedule 10-1

Exhibit A

Lease Supplement

Exhibit A-1

Exhibit B

Second Supplemental Indenture

Exhibit B-1

Exhibit C

Opinions

Exhibit C-1